SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 24, 1996



                      CENTRAL JERSEY FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

      New Jersey                        0-17839                  22-2977019
- ----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

591 Cranbury Road, East Brunswick, New Jersey                       08816
- ---------------------------------------------                     ----------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:             (908) 254-6600
                                                                --------------



                                 Not Applicable
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                      CENTRAL JERSEY FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events

      On July 24, 1996, the Registrant reported its financial condition and results of operations for the three months ended June 30, 1996. Filed herewith as Exhibit 99.1 are Consolidated Statements of Financial Condition at June 30, 1996, and March 31, 1996, Consolidated Statements of Operations for the three months ended June 30, 1996 and 1995 and Notes to Consolidated Financial Statements. Exhibit 99.1 is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits:

            Exhibit 27   -  Financial Data Schedule

            Exhibit 99.1 -  Consolidated Statements of Financial  Condition  at
                            June 30, 1996, and March 31, 1996, Consolidated Statements of Operations for the three months ended June 30, 1996 and 1995 and Notes to Consolidated Financial Statements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CENTRAL JERSEY FINANCIAL CORPORATION



Date:  July 25, 1996                 By:   /s/ L. Doris Fritsch
                                           --------------------
                                           L. Doris Fritsch
                                           President and Chief Executive Officer


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